UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 15, 2016

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 15, 2016, the Board of Directors (the “Board”) of Taubman Centers, Inc. (the “Company”) appointed Ms. Cia Buckley Marakovits (a/k/a Cornelia Connelly Marakovits) to the Board on the recommendation of the Board’s Nominating and Corporate Governance Committee. Ms. Buckley Marakovits will serve as an independent member of the Board, returning the Board to nine members in size and filling the vacancy created by the resignation of her predecessor from the Board on September 27, 2016. She will stand for election at the Company’s 2017 Annual Meeting of Shareholders.

Ms. Buckley Marakovits brings decades of real estate, financial and investment experience to the Taubman Board, and has significant experience as a fiduciary to a range of institutional investors. There are no arrangements or understandings between Ms. Buckley Marakovits and any other person pursuant to which she was selected as a director. Ms. Buckley Marakovits has no family relationships with any director or executive officer of the Company, and there are no transactions in which Ms. Buckley Marakovits has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with her appointment to the Board, Ms. Buckley Marakovits will be compensated in accordance with the Company’s non-employee director compensation program.

Item 8.01.    OTHER EVENTS.

On December 15, 2016, the Company also announced that it is further enhancing its corporate governance with the establishment of the position of lead director, as formalized in the Board’s Corporate Governance Guidelines, which are publicly posted to the Company’s website. The independent directors of the Board have appointed Mr. Myron E. (Mike) Ullman, III, the Board’s new Chair of the Nominating and Corporate Governance Committee, to serve as lead director.

On December 15, 2016, the Company issued a press release announcing the appointment of Ms. Buckley Marakovits to the Board and the appointment of Mr. Ullman as lead director, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

99	Press Release, dated December 15, 2016, entitled “Taubman Announces Appointments of Cia Buckley Marakovits to Board of Directors and Myron E. Ullman, III to Newly-Created Role of Lead Director."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2016	TAUBMAN CENTERS, INC.

	By:	/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit	Description

99	Press Release, dated December 15, 2016, entitled “Taubman Announces Appointments of Cia Buckley Marakovits to Board of Directors and Myron E. Ullman, III to Newly-Created Role of Lead Director."